UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 9, 2023

SENECA FOODS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	0-01989 (Commission File Number)	16-0733425 (IRS Employer Identification No.)

350 WillowBrook Office Park, Fairport, NY 14450
(Address of principal executive offices, including zip code)

(585) 495-4100
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock Class A, $0.25 Par	SENEA	NASDAQ Global Select Market
Common Stock Class B, $0.25 Par	SENEB	NASDAQ Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders

On August 9, 2023, Seneca Foods Corporation (the “Company”) held its 2023 Annual Meeting of Shareholders (“Annual Meeting”). As of the record date established in connection with the Annual Meeting, the following shares of voting stock were issued and outstanding:

Voting Stock	Shares Outstanding	Votes/Share
Class A Common Stock	5,884,855	0.05:1
Class B Common Stock	1,708,781	1:1
10% Cumulative Convertible Voting Preferred Stock - Series A	407,240	1:1
10% Cumulative Convertible Voting Preferred Stock - Series B	400,000	1:1
6% Cumulative Voting Preferred Stock*	200,000	1:1

*Votes on 6% Cumulative Preferred Stock can only be cast with respect to the elections of directors

The proposals voted upon at the Annual Meeting and the results are set forth below.

Proposal 1: Election of Directors

At the Annual Meeting, Peter R. Call, Kraig H. Kayser and Bruce E. Ware were elected directors of the Company. Mr. Call, Mr. Kayser, and Mr. Ware will each serve until the 2026 Annual Meeting of Shareholders and until each of their successors is duly elected and shall qualify.

		Withold
Nominee	For	Authority
Peter R. Call	2,255,407	284,140
Kraig H. Kayser	2,507,741	31,806
Bruce E. Ware	2,314,669	224,878

Proposal 2: Non-binding advisory vote to approve executive compensation

For	Against	Abstain
2,323,797	9,680	6,071

Proposal 3: Non-binding advisory vote on the frequency of future advisory votes to approve executive compensation

One Year	Two Years	Three Years	Abstain
504,739	49,706	1,717,081	41,416

A majority of the votes cast were in favor of holding a non-binding, advisory vote to approve executive compensation every three years. Based on this result, and as recommended by the Company's Board of Directors, the Company has determined that an advisory vote on executive compensation will be submitted to stockholders every three years until (a) the next required advisory vote on the frequency of stockholder votes on executive compensation or (b) the Board of Directors otherwise determines that a different frequency of such say-on-pay votes is in the best interests of the Company.

Item 7.01         Regulation FD Disclosure

As of August 9, 2023, the Company’s Board of Directors approved an amendment to the Company’s stock repurchase program, which increased the maximum number of shares to be repurchased under the program up to 2,500,000 shares of the Company's Class A and/or Class B Common Stock, including the shares of convertible participating preferred stock. As of August 9, 2023, 1,050,661 shares may yet to be purchased under the program.

Item 9.01         Financial Statements and Exhibits.

(d)          Exhibits

Exhibit 104         Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:         August 14, 2023
SENECA FOODS CORPORATION

By:	/s/ Michael S. Wolcott
Michael S. Wolcott
Chief Financial Officer